TIP INSTITUTIONAL FUNDS
                           (formerly, The Solon Funds)

            Solon Short Duration Government Funds-One Year Portfolio Solon Short Duration Government Funds-Three Year Portfolio

                        Supplement dated December 5, 1997
                      to the Prospectus dated July 1, 1997


This supplement contains new and additional information beyond that contained in the Prospectus, and should be retained and read in conjunction with such Prospectus.

                          ----------------------------

On November 10, 1997, the Board of Trustees of The Solon Funds (the "Trust") met and considered a number of structural changes to the Trust stemming from the sale of the Trust's investment adviser, Solon Asset Management, L.P., to Turner Investment Partners, Inc. ("Turner"). In connection with these changes, the Board of Trustees unanimously approved the changing of the name of the Trust to "TIP Institutional Funds." In addition, the Trustees, including the Trustees who are not interested persons, unanimously approved the selection of Turner as investment adviser to the Trust, effective upon approval of the Trust's Shareholders. James Midanek, the portfolio manager for the Trust, will become an employee of Turner and continue to serve as portfolio manager (assuming that Turner is approved as investment adviser).

The Trustees also unanimously nominated four nominees for election as members of the Trust's Board of Trustees (the "Board"). Each of the three current members of the Board (except Deborah Hicks Midanek, who resigned from the Board effective November 14, 1997) is named as a nominee, as are two additional nominees. The Board has called a Special Meeting of Shareholders (the "Meeting") of the Trust for December 29, 1997, at which the Shareholders will be asked to approve the election of each of the nominees and to approve the selection of Turner as investment adviser. In connection with this transaction, there are a number of other proposed changes to the service providers for the Trust.

A proxy statement describing the background and qualifications of each nominee, as well as a description of Turner and of the other changes to be made to the Trust's service providers, will be delivered to Shareholders of record as of November 21, 1997, in December.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE